EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD PRIME REPORTS FOURTH QUARTER AND
YEAR END 2017 RESULTS
Insurance Recoveries Well Ahead of Previously Communicated Expectations
$4.1 Million in Business Interruption Income Booked in Fourth Quarter
Announced Agreement to Acquire the Ritz-Carlton Sarasota

DALLAS, February 28, 2018 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the fourth quarter ended December 31, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of December 31, 2017 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2017, with the fourth quarter ended December 31, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 7.4%

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net income attributable to common stockholders for the quarter was $23.2 million or $0.65 per diluted share. For the full year of 2017, net income attributable to common stockholders was $16.2 million or $0.51 per diluted share.

•	Comparable RevPAR for all hotels that did not incur business interruption claims decreased 1.1% to $174.39 during the fourth quarter

•	Comparable RevPAR for all hotels not under renovation decreased 2.7% to $181.23 during the fourth quarter

•	Comparable Hotel EBITDA Margin for all hotels increased 299 basis points to 30.3% for the quarter

•	Comparable Hotel EBITDA flow-through for all hotels was 101% for the quarter

•	Adjusted funds from operations (AFFO) was $0.31 per diluted share for the quarter as compared with $0.34 per diluted share from the prior-year quarter

•	Adjusted EBITDA was $22.0 million for the quarter, compared with $21.6 million for the prior year quarter

•
During the quarter, the Company booked $4.1 million of business interruption income related to lost profits at the Ritz-Carlton St. Thomas and the Pier House Resort during September, October and November 2017

AHP Reports Fourth Quarter Results

February 28, 2018

•	During the quarter, the Company announced that it entered into an agreement with Marriott to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection property

•	During the quarter, the Company announced that it had completed the sale of its Marriott Plano Legacy hotel in Plano, Texas for $104 million

•	Subsequent to the end of the quarter, the Company announced it has entered into a definitive agreement to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, FL for $171 million ($643,000 per key)

•	Capex invested during the quarter was $10.3 million

UPDATE ON IMPACT FROM HURRICANES AND CALIFORNIA WILDFIRES
As previously announced, the Company’s Ritz-Carlton St. Thomas resort received physical damage from Hurricane Irma and the Company continues to work with its insurers to assess the damage and impact to operations. Three of the six guestroom buildings on the property were damaged, and the Company, along with Ritz-Carlton, continues to work on a comprehensive capital investment plan to rebuild the resort. The resort, which represents 8.3% of Ashford Prime's Hotel EBITDA on a trailing twelve-month basis through the fourth quarter, remains functioning and currently has 83 of its 180 guest rooms available for those taking part in the recovery effort. The resort has suspended online reservations until October 2018.

The Company's Pier House Resort & Spa sustained minor physical damage from Hurricane Irma, and the hotel is currently accepting reservations and has resumed operations with all of its 142 guest rooms available and in service.

In the fourth quarter, the Company recognized $4.1 million of business interruption income for these two properties related to lost profits for the period of September through November. The Company will continue to work with its insurers on the business interruption claim at these properties.

During the quarter, the Company’s two properties in Yountville, California - the Bardessono Hotel & Spa and the Hotel Yountville - were negatively impacted by the wildfires that affected Northern California. While neither property incurred any physical damage to their structures, the fires had a significant impact on the business operations of the hotels and the Company is in the process of working with its insurers on business interruption claims. As part of that effort, the Company expects to record $2.3 million in business interruption income in the first quarter for lost profits from the fourth quarter at these two hotels. The Company has a deductible of $500,000 associated with this claim.

RITZ-CARLTON SARASOTA ACQUISITION
On February 16, 2018, the Company announced it had entered into a definitive agreement to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, FL for $171 million ($643,000 per key).  The purchase price represents a trailing twelve month cap rate, as of December 31, 2017, of 6.0% and the Company expects to realize a stabilized unleveraged yield of approximately 8% on its investment. To fund the acquisition, the Company plans to use cash on its balance sheet as well as either drawing on its revolving credit line or securing a non-recourse mortgage loan on the property. The acquisition is expected to close in April 2018, subject to customary closing conditions. Because the acquisition is subject to customary closing conditions, the Company can give no assurance that the transaction will be consummated by such date or at all.

UPDATE ON NON-CORE HOTELS STRATEGY
During the fourth quarter, the Company announced the finalization of its strategy for its non-core hotels. On November 1, 2017, the Company announced plans to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection hotel by December 2019 pursuant to a conversion PIP currently estimated to be approximately $30 million incremental to capital projects already underway - including updates to the guestrooms, guest bathrooms, corridors, lobby, restaurant, facade, and meeting space - which will create a distinctive theme and style for the property that is commensurate with the Autograph Collection product. Marriott will continue to manage the property after the conversion.

AHP Reports Fourth Quarter Results

February 28, 2018

Additionally, on November 1, 2017, the Company announced that it had completed the sale of its Marriott Plano Legacy hotel in Plano, Texas for $104 million. The Company also announced that it is in the process of marketing for sale its other non-core hotel, the Renaissance Tampa in Tampa, FL.

CAPITAL STRUCTURE
At December 31, 2017, the Company had total assets of $1.4 billion. As of December 31, 2017, the Company had $826 million of mortgage debt of which $48 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined debt had a blended average interest rate of 4.3%.
PORTFOLIO REVPAR
As of December 31, 2017, the portfolio consisted of twelve properties. During the fourth quarter of 2017, seven of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 12 hotels) and comparable not under renovation basis (7 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 9.2% to $188.15 for all hotels on a 5.3% decrease in ADR and a 4.2% decrease in occupancy

•	Comparable RevPAR decreased 2.7% to $181.23 for hotels not under renovation on a 0.8% decrease in ADR and a 1.9% decrease in occupancy

•	Comparable RevPAR decreased 1.1% for all hotels that did not incur business interruption claims on a 2.2% increase in ADR and a 3.2% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 11, 2017, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the fourth quarter ending December 31, 2017.  The dividend, which equates to an annual rate of $0.64 per share, was paid on January 16, 2018, to shareholders of record as of December 29, 2017.

The Board also approved the Company's dividend policy for 2018.  The Company expects to pay a quarterly cash dividend of $0.16 per share for 2018, or $0.64 per share on an annualized basis.  The Board will continue to review its dividend policy on a quarter-to-quarter basis.  The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

“Hurricanes Irma and Maria as well as the wildfires in Northern California had a significant impact on the operations of four of our properties and on our overall results for the quarter,” said Richard J. Stockton, Ashford Prime's President and Chief Executive Officer. “However, on a positive note, we continue to work with our insurers on business interruption claims at the affected properties and during the quarter we were able to realize approximately $4.1 million in business interruption recoveries. We remain focused on the execution of our strategies within the luxury chain scale

AHP Reports Fourth Quarter Results

February 28, 2018

segment and are excited about our pending acquisition of the Ritz-Carlton Sarasota. With the upbranding of the Courtyard San Francisco, the sale of the Marriott Plano and the announced listing for sale of the Tampa Renaissance, we are pleased to have made significant progress on our strategy for our non-core hotels and refining our portfolio. We will continue to look for ways to accretively grow our luxury hotel portfolio and maximize returns for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, March 1, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-4821.  A replay of the conference call will be available through Thursday, March 8, 2018, by dialing (719) 457-0820 and entering the confirmation number, 5950335.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2017 earnings release conference call. The live broadcast of Ashford Prime's quarterly conference call will be available online at the Company's web site, www.ahpreit.com on Thursday, March 1, 2018, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Prime's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus

AHP Reports Fourth Quarter Results

February 28, 2018

a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	December 31, 2017	December 31, 2016
ASSETS
Investments in hotel properties, gross	$1,403,110	$1,258,412
Accumulated depreciation	(257,268)	(243,880)
Investments in hotel properties, net	1,145,842	1,014,532
Cash and cash equivalents	137,522	126,790
Restricted cash	47,820	37,855
Accounts receivable, net of allowance of $94 and $96, respectively	14,334	18,194
Insurance receivable	8,825	—
Inventories	1,425	1,479
Note receivable	8,098	8,098
Deferred costs, net	656	1,020
Prepaid expenses	3,670	3,669
Investment in Ashford Inc., at fair value	18,124	8,407
Derivative assets	594	1,149
Other assets	9,426	2,249
Intangible assets, net	22,545	22,846
Due from Ashford Trust OP, net	—	488
Due from AQUA U.S. Fund	—	2,289
Due from related party, net	349	377
Due from third-party hotel managers	4,589	7,555
Total assets	$1,423,819	$1,256,997

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$820,959	$764,616
Accounts payable and accrued expenses	56,803	44,791
Dividends and distributions payable	8,146	5,038
Due to Ashford Inc.	1,703	5,085
Due to affiliate	—	2,500
Due to third-party hotel managers	1,709	973
Intangible liability, net	3,569	3,625
Other liabilities	1,628	1,432
Total liabilities	894,517	828,060

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 and 2,890,850 shares issued and outstanding at December 31, 2017 and 2016, respectively	106,123	65,960
Redeemable noncontrolling interests in operating partnership	46,627	59,544
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,120,210 and 26,021,552 shares issued and outstanding at December 31, 2017 and 2016, respectively	321	260
Additional paid-in capital	469,791	401,790
Accumulated deficit	(88,807)	(93,254)
Total stockholders' equity of the Company	381,305	308,796
Noncontrolling interest in consolidated entities	(4,753)	(5,363)
Total equity	376,552	303,433
Total liabilities and equity	$1,423,819	$1,256,997

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE
Rooms	$61,803	$65,066	$286,006	$287,844
Food and beverage	20,815	23,596	96,415	95,618
Other	9,896	5,290	31,484	22,267
Total hotel revenue	92,514	93,952	413,905	405,729
Other	42	25	158	128
Total revenue	92,556	93,977	414,063	405,857
EXPENSES
Hotel operating expenses
Rooms	14,623	15,700	65,731	65,541
Food and beverage	14,579	16,815	68,469	68,471
Other expenses	27,388	26,191	122,322	113,114
Management fees	3,431	3,498	15,074	15,456
Total hotel operating expenses	60,021	62,204	271,596	262,582
Property taxes, insurance and other	5,696	5,862	21,337	20,539
Depreciation and amortization	12,689	11,555	52,262	45,897
Impairment charges	60	—	1,068	—
Advisory services fee:
Base advisory fee	2,221	2,009	8,800	8,343
Reimbursable expenses	476	771	2,017	2,798
Incentive fee	—	(772)	—	—
Non-cash stock/unit-based compensation	615	594	(1,683)	3,814
Contract modification cost	—	—	5,000	—
Transaction costs	40	(44)	6,678	457
Corporate, general and administrative:
Non-cash stock/unit-based compensation	20	—	265	271
Other general and administrative	1,119	(2,128)	7,881	14,015
Total operating expenses	82,957	80,051	375,221	358,716
OPERATING INCOME (LOSS)	9,599	13,926	38,842	47,141
Equity in earnings (loss) of unconsolidated entity	—	—	—	(2,587)
Interest income	215	35	690	167
Gain (loss) on sale of hotel property	23,797	—	23,797	26,359
Other income (expense)	(85)	(77)	(377)	(165)
Interest expense	(9,045)	(9,052)	(34,034)	(37,712)
Amortization of loan costs	(1,149)	(763)	(4,903)	(3,169)
Write-off of loan costs and exit fees	(1,531)	—	(3,874)	(2,595)
Unrealized gain (loss) on investments	6,314	(879)	9,717	(1,970)
Unrealized gain (loss) on derivatives	(527)	(1,793)	(2,056)	425
INCOME (LOSS) BEFORE INCOME TAXES	27,588	1,397	27,802	25,894
Income tax (expense) benefit	856	(552)	522	(1,574)
NET INCOME (LOSS)	28,444	845	28,324	24,320
(Income) loss from consolidated entities attributable to noncontrolling interest	(528)	(536)	(3,264)	(3,105)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(2,996)	95	(2,038)	(1,899)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	24,920	404	23,022	19,316
Preferred dividends	(1,708)	(994)	(6,795)	(3,860)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$23,212	$(590)	$16,227	$15,456

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.73	$(0.03)	$0.52	$0.57
Weighted average common shares outstanding – basic	31,610	25,532	30,473	26,648
Diluted:
Net income (loss) attributable to common stockholders	$0.65	$(0.03)	$0.51	$0.55
Weighted average common shares outstanding – diluted	38,178	25,532	34,706	31,195
Dividends declared per common share:	$0.16	$0.12	$0.64	$0.46

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$28,444	$845	$28,324	$24,320
(Income) loss from consolidated entities attributable to noncontrolling interest	(528)	(536)	(3,264)	(3,105)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(2,996)	95	(2,038)	(1,899)
Net income (loss) attributable to the Company	24,920	404	23,022	19,316
Interest income	(213)	(35)	(683)	(167)
Interest expense and amortization of loan costs	9,691	9,393	37,029	39,232
Depreciation and amortization	11,952	10,838	49,361	43,054
Income tax expense (benefit)	(708)	552	(389)	1,574
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	2,996	(95)	2,038	1,899
EBITDA available to the Company and OP unitholders	48,638	21,057	110,378	104,908
Amortization of favorable (unfavorable) contract assets (liabilities)	44	37	180	106
Transaction and management conversion costs	74	(44)	6,774	457
Other (income) expense	85	77	377	165
(Gain) loss on sale of hotel property	(23,797)	—	(23,797)	(26,359)
Write-off of loan costs and exit fees	1,531	—	3,874	2,595
Unrealized (gain) loss on investments	(6,314)	879	(9,717)	1,970
Unrealized (gain) loss on derivatives	524	1,791	2,053	(427)
Non-cash stock/unit-based compensation	665	615	(1,327)	4,156
Legal, advisory and settlement costs	203	(2,862)	3,711	11,194
Contract modification cost	—	—	5,000	—
Software implementation costs	—	—	79	—
Impairment and uninsured hurricane related costs	308	—	4,889	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	—	—	2,587
Adjusted EBITDA available to the Company and OP unitholders	$21,961	$21,550	$102,474	$101,352
ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$28,444	$845	$28,324	$24,320
(Income) loss from consolidated entities attributable to noncontrolling interest	(528)	(536)	(3,264)	(3,105)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(2,996)	95	(2,038)	(1,899)
Preferred dividends	(1,708)	(994)	(6,795)	(3,860)
Net income (loss) attributable to common stockholders	23,212	(590)	16,227	15,456
Depreciation and amortization on real estate	11,952	10,838	49,361	43,054
Impairment charges on real estate	60	—	1,068	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	2,996	(95)	2,038	1,899
(Gain) loss on sale of hotel property	(23,797)	—	(23,797)	(26,359)
FFO available to common stockholders and OP unitholders	14,423	10,153	44,897	34,050
Preferred dividends	1,708	994	6,795	3,860
Transaction and management conversion costs	74	(44)	6,774	457
Other (income) expense	85	77	377	165
Write-off of loan costs and exit fees	1,531	—	3,874	2,595
Unrealized (gain) loss on investments	(6,314)	879	(9,717)	1,970
Unrealized (gain) loss on derivatives	524	1,791	2,053	(427)
Non-cash stock/unit-based compensation	665	615	(1,327)	4,156
Legal, advisory and settlement costs	203	(2,862)	3,711	11,194
Contract modification cost	—	—	5,000	—
Software implementation costs	—	—	79	—
Uninsured hurricane related costs	248	—	3,821	—
Tax reform	(161)	—	(161)	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	—	—	2,587
Adjusted FFO available to the Company and OP unitholders	$12,986	$11,603	$66,176	$60,607
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.31	$0.34	$1.62	$1.73
Weighted average diluted shares	42,406	33,891	40,957	34,999

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (9)	Comparable TTM EBITDA Debt Yield
GACC Sofitel - 1 hotel	March 2018	LIBOR + 2.30%	$—	$80,000	(1)	$80,000	$5,778	7.2%
Credit Agricole Pier House - 1 hotel	March 2018	LIBOR + 2.25%	—	70,000	(2)	70,000	10,982	15.7%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2018	LIBOR + 4.95%	—	42,000	(3)	42,000	10,595	25.2%
Morgan Stanley Pool - 4 hotels	February 2019	LIBOR + 2.58%	—	277,628	(4)	277,628	48,169	17.4%
JPMorgan Park Hyatt Beaver Creek - 1 hotel	April 2019	LIBOR + 2.75%	—	67,500	(5)	67,500	9,387	13.9%
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	190,010	(6)	190,010	32,412	17.1%
Secured revolving credit facility - various	November 2019	Base Rate(8) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(7)	—	N/A	N/A
BAML Hotel Yountville - 1 hotel	May 2022	LIBOR + 2.55%	—	51,000		51,000	5,157	10.1%
BAML Bardessono - 1 hotel	August 2022	LIBOR + 2.55%	—	40,000		40,000	4,441	11.1%
Total			$8,098	$818,138		$826,236	$126,921	15.4%
Percentage			1.0%	99.0%		100.0%
Weighted average interest rate			12.85%	4.24%		4.32%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2017.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2017.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in December 2017.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(7)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(8)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2017
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
TIF Philly CY - 1 hotel	8,098	—	—	—	—	—	8,098
GACC Sofitel - 1 hotel	—	80,000	—	—	—	—	80,000
Credit Agricole Pier House - 1 hotel	—	—	70,000	—	—	—	70,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	—	—	42,000	—	—	—	42,000
Aareal - 2 hotels	—	—	—	177,486	—	—	177,486
JPMorgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	67,500	—	67,500
BAML Hotel Yountville - 1 hotel	—	—	—	—	51,000	—	51,000
BAML Bardessono - 1 hotel	—	—	—	—	40,000	—	40,000
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	277,628	277,628
Principal due in future periods	$8,098	$80,000	$112,000	$177,486	$158,500	$277,628	$813,712
Scheduled amortization payments remaining	3,176	3,120	3,312	2,916	—	—	12,524
Total indebtedness	$11,274	$83,120	$115,312	$180,402	$158,500	$277,628	$826,236

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$61,803	$(1,858)	$59,945	$65,066	$2,972	$68,038	(5.01)%	(11.89)%
RevPAR	$186.65	$(148.30)	$188.15	$191.04	$(241.07)	$207.27	(2.30)%	(9.22)%
Occupancy	77.19%	(77.32)%	77.18%	80.70%	84.50%	80.56%	(4.35)%	(4.20)%
ADR	$241.81	$(191.81)	$243.78	$236.73	$(285.30)	$257.29	2.15%	(5.25)%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$286,006	$(3,256)	$282,750	$287,844	$5,607	$293,451	(0.64)%	(3.65)%
RevPAR	$206.42	$(34.16)	$219.15	$205.54	$(59.31)	$224.71	0.43%	(2.47)%
Occupancy	80.97%	(70.49)%	81.75%	82.94%	78.28%	83.27%	(2.38)%	(1.83)%
ADR	$254.92	$(48.46)	$268.07	$247.83	$(75.76)	$269.85	2.86%	(0.66)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$33,187	$(1,858)	$31,329	$29,164	$2,972	$32,136	13.79%	(2.51)%
RevPAR	$179.00	$(148.30)	$181.23	$157.72	$(241.07)	$186.20	13.49%	(2.67)%
Occupancy	75.81%	(77.32)%	75.70%	77.63%	84.50%	77.14%	(2.34)%	(1.87)%
ADR	$236.13	$(191.81)	$239.40	$203.17	$(285.30)	$241.39	16.22%	(0.82)%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$146,358	$(3,256)	$143,102	$136,871	$5,607	$142,478	6.93%	0.44%
RevPAR	$187.51	$(34.16)	$208.84	$175.22	$(59.31)	$207.51	7.01%	0.64%
Occupancy	79.54%	(70.49)%	80.80%	80.37%	78.28%	80.66%	(1.03)%	0.17%
ADR	$235.74	$(48.46)	$258.47	$218.01	$(75.76)	$257.27	8.13%	0.47%
NOTES:

(1)
The above comparable information assumes the seven hotel properties owned and included in the Company's operations at December 31, 2017, and not under renovation during the three months ended December 31, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$92,514	$93,952	(1.53)%	$413,905	$405,729	2.02%
Non-comparable adjustments	(2,942)	4,948		(4,164)	16,563
Comparable total hotel revenue	$89,572	$98,900	(9.43)%	$409,741	$422,292	(2.97)%

Hotel EBITDA	$28,168	$26,326	7.00%	$128,300	$124,239	3.27%
Non-comparable adjustments	(1,076)	635		(1,379)	2,475
Comparable hotel EBITDA	$27,092	$26,961	0.49%	$126,921	$126,714	0.16%
Hotel EBITDA margin	30.45%	28.02%	2.43%	31.00%	30.62%	0.38%
Comparable hotel EBITDA margin	30.25%	27.26%	2.99%	30.98%	30.01%	0.97%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,620	$1,722	(5.91)%	$8,103	$7,586	6.82%
Hotel EBITDA attributable to the Company and OP unitholders	$26,548	$24,604	7.90%	$120,197	$116,653	3.04%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$25,472	$25,239	0.92%	$118,818	$119,128	(0.26)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$50,206	$44,215	13.55%	$217,169	$195,160	11.28%
Non-comparable adjustments	(2,942)	4,948		(4,164)	16,563
Comparable total hotel revenue	$47,264	$49,163	(3.86)%	$213,005	$211,723	0.61%

Hotel EBITDA	$14,568	$14,398	1.18%	$70,536	$66,585	5.93%
Non-comparable adjustments	(1,076)	635		(1,379)	2,475
Comparable hotel EBITDA	$13,492	$15,033	(10.25)%	$69,157	$69,060	0.14%
Hotel EBITDA margin	29.02%	32.56%	(3.54)%	32.48%	34.12%	(1.64)%
Comparable hotel EBITDA margin	28.55%	30.58%	(2.03)%	32.47%	32.62%	(0.15)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$675	$698	(3.24)%	$3,685	$3,231	14.07%
Hotel EBITDA attributable to the Company and OP unitholders	$13,893	$13,700	1.41%	$66,851	$63,354	5.52%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$12,817	$14,335	(10.59)%	$65,472	$65,829	(0.54)%
NOTES:

(1)
The above comparable information assumes the seven hotel properties owned and included in the Company's operations at December 31, 2017, and not under renovation during the three months ended December 31, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,417	$—	$9,417	$10,055	$—	$10,055	(6.35)%	(6.35)%
Total hotel revenue	$13,535	$—	$13,535	$14,389	$—	$14,389	(5.94)%	(5.94)%
Hotel EBITDA	$3,780	$—	$3,780	$4,096	$—	$4,096	(7.71)%	(7.71)%
Hotel EBITDA margin	27.93%		27.93%	28.47%		28.47%	(0.54)%	(0.54)%
Selected Operating Information:
RevPAR	$186.11	$—	$186.11	$198.71	$—	$198.71	(6.34)%	(6.34)%
Occupancy	82.00%	—%	82.00%	87.00%	—%	87.00%	(5.75)%	(5.75)%
ADR	$226.96	$—	$226.96	$228.39	$—	$228.39	(0.63)%	(0.63)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$5,155	$—	$5,155	$5,184	$—	$5,184	(0.56)%	(0.56)%
Total hotel revenue	$9,500	$—	$9,500	$10,062	$—	$10,062	(5.59)%	(5.59)%
Hotel EBITDA	$2,700	$—	$2,700	$2,790	$—	$2,790	(3.23)%	(3.23)%
Hotel EBITDA margin	28.42%		28.42%	27.73%		27.73%	0.69%	0.69%
Selected Operating Information:
RevPAR	$142.22	$—	$142.22	$143.01	$—	$143.01	(0.55)%	(0.55)%
Occupancy	79.05%	—%	79.05%	82.73%	—%	82.73%	(4.45)%	(4.45)%
ADR	$179.91	$—	$179.91	$172.86	$—	$172.86	4.08%	4.08%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$6,400	$—	$6,400	$7,032	$—	$7,032	(8.99)%	(8.99)%
Total hotel revenue	$8,751	$—	$8,751	$9,577	$—	$9,577	(8.62)%	(8.62)%
Hotel EBITDA	$1,575	$—	$1,575	$2,187	$—	$2,187	(27.98)%	(27.98)%
Hotel EBITDA margin	18.00%		18.00%	22.84%		22.84%	(4.84)%	(4.84)%
Selected Operating Information:
RevPAR	$167.65	$—	$167.65	$184.17	$—	$184.17	(8.97)%	(8.97)%
Occupancy	80.23%	—%	80.23%	84.04%	—%	84.04%	(4.53)%	(4.53)%
ADR	$208.96	$—	$208.96	$219.15	$—	$219.15	(4.65)%	(4.65)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,557	$—	$2,557	$3,629	$—	$3,629	(29.54)%	(29.54)%
Total hotel revenue	$3,442	$—	$3,442	$4,868	$—	$4,868	(29.29)%	(29.29)%
Hotel EBITDA	$494	$—	$494	$1,431	$—	$1,431	(65.48)%	(65.48)%
Hotel EBITDA margin	14.35%		14.35%	29.40%		29.40%	(15.05)%	(15.05)%
Selected Operating Information:
RevPAR	$448.27	$—	$448.27	$636.22	$—	$636.22	(29.54)%	(29.54)%
Occupancy	62.83%	—%	62.83%	83.59%	—%	83.59%	(24.84)%	(24.84)%
ADR	$713.43	$—	$713.43	$761.11	$—	$761.11	(6.26)%	(6.26)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$3,949	$—	$3,949	$4,527	$—	$4,527	(12.77)%	(12.77)%
Total hotel revenue	$6,365	$—	$6,365	$5,679	$—	$5,679	12.08%	12.08%
Hotel EBITDA	$3,457	$—	$3,457	$2,469	$—	$2,469	40.02%	40.02%
Hotel EBITDA margin	54.31%		54.31%	43.48%		43.48%	10.83%	10.83%
Selected Operating Information:
RevPAR	$302.25	$—	$302.25	$346.56	$—	$346.56	(12.79)%	(12.79)%
Occupancy	70.06%	—%	70.06%	83.40%	—%	83.40%	(16.00)%	(16.00)%
ADR	$431.44	$—	$431.44	$415.56	$—	$415.56	3.82%	3.82%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,085	$—	$2,085	$—	$3,382	$3,382	—%	(38.35)%
Total hotel revenue	$2,546	$—	$2,546	$—	$4,011	$4,011	—%	(36.52)%
Hotel EBITDA	$491	$—	$491	$—	$1,567	$1,567	—%	(68.67)%
Hotel EBITDA margin	19.29%		19.29%	—%		39.07%	19.29%	(19.78)%
Selected Operating Information:
RevPAR	$283.36	$—	$283.36	$—	$459.41	$459.41	—%	(38.32)%
Occupancy	56.47%	—%	56.47%	—%	82.68%	82.68%	—%	(31.70)%
ADR	$501.82	$—	$501.82	$—	$555.67	$555.67	—%	(9.69)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$3,833	$—	$3,833	$—	$4,232	$4,232	—%	(9.43)%
Total hotel revenue	$8,309	$—	$8,309	$—	$8,785	$8,785	—%	(5.42)%
Hotel EBITDA	$1,181	$—	$1,181	$—	$1,766	$1,766	—%	(33.13)%
Hotel EBITDA margin	14.21%		14.21%	—%		20.10%	14.21%	(5.89)%
Selected Operating Information:
RevPAR	$219.25	$—	$219.25	$—	$242.13	$242.13	—%	(9.45)%
Occupancy	46.70%	—%	46.70%	—%	50.14%	50.14%	—%	(6.86)%
ADR	$469.50	$—	$469.50	$—	$482.89	$482.89	—%	(2.77)%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$7,255	$—	$7,255	$6,250	$—	$6,250	16.08%	16.08%
Total hotel revenue	$8,720	$—	$8,720	$7,580	$—	$7,580	15.04%	15.04%
Hotel EBITDA	$3,518	$—	$3,518	$2,794	$—	$2,794	25.91%	25.91%
Hotel EBITDA margin	40.34%		40.34%	36.86%		36.86%	3.48%	3.48%
Selected Operating Information:
RevPAR	$158.04	$—	$158.04	$136.15	$—	$136.15	16.08%	16.08%
Occupancy	81.69%	—%	81.69%	79.86%	—%	79.86%	2.29%	2.29%
ADR	$193.47	$—	$193.47	$170.49	$—	$170.49	13.48%	13.48%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$1,858	$(1,858)	$—	$4,642	$(4,642)	$—	(59.97)%	—%
Total hotel revenue	$2,942	$(2,942)	$—	$7,848	$(7,848)	$—	(62.51)%	—%
Hotel EBITDA	$1,076	$(1,076)	$—	$2,698	$(2,698)	$—	(60.12)%	—%
Hotel EBITDA margin	36.57%		—%	34.38%		—%	2.19%	—%
Selected Operating Information:
RevPAR	$148.30	$(148.30)	$—	$124.89	$(124.89)	$—	18.74%	—%
Occupancy	77.32%	(77.32)%	—%	67.98%	(67.98)%	—%	13.74%	—%
ADR	$191.81	$(191.81)	$—	$183.71	$(183.71)	$—	4.41%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$7,392	$—	$7,392	$8,147	$—	$8,147	(9.27)%	(9.27)%
Total hotel revenue	$8,529	$—	$8,529	$9,295	$—	$9,295	(8.24)%	(8.24)%
Hotel EBITDA	$2,436	$—	$2,436	$1,987	$—	$1,987	22.60%	22.60%
Hotel EBITDA margin	28.56%		28.56%	21.38%		21.38%	7.18%	7.18%
Selected Operating Information:
RevPAR	$196.93	$—	$196.93	$218.63	$—	$218.63	(9.93)%	(9.93)%
Occupancy	77.26%	—%	77.26%	88.07%	—%	88.07%	(12.27)%	(12.27)%
ADR	$254.89	$—	$254.89	$248.26	$—	$248.26	2.67%	2.67%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$6,385	$—	$6,385	$5,693	$—	$5,693	12.16%	12.16%
Total hotel revenue	$8,665	$—	$8,665	$8,212	$—	$8,212	5.52%	5.52%
Hotel EBITDA	$3,330	$—	$3,330	$3,048	$—	$3,048	9.25%	9.25%
Hotel EBITDA margin	38.43%		38.43%	37.12%		37.12%	1.31%	1.31%
Selected Operating Information:
RevPAR	$192.21	$—	$192.21	$172.85	$—	$172.85	11.20%	11.20%
Occupancy	82.98%	—%	82.98%	78.97%	—%	78.97%	5.08%	5.08%
ADR	$231.63	$—	$231.63	$218.89	$—	$218.89	5.82%	5.82%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$1,458	$—	$1,458	$6,141	$—	$6,141	(76.26)%	(76.26)%
Total hotel revenue	$5,128	$—	$5,128	$10,797	$—	$10,797	(52.51)%	(52.51)%
Hotel EBITDA	$2,352	$—	$2,352	$1,189	$—	$1,189	97.81%	97.81%
Hotel EBITDA margin	45.87%		45.87%	11.01%		11.01%	34.86%	34.86%
Selected Operating Information:
RevPAR	$229.69	$—	$229.69	$370.82	$—	$370.82	(38.06)%	(38.06)%
Occupancy	75.06%	—%	75.06%	69.38%	—%	69.38%	8.19%	8.19%
ADR	$306.00	$—	$306.00	$534.49	$—	$534.49	(42.75)%	(42.75)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$4,059	$—	$4,059	$3,766	$—	$3,766	7.78%	7.78%
Total hotel revenue	$6,082	$—	$6,082	$5,645	$—	$5,645	7.74%	7.74%
Hotel EBITDA	$1,778	$—	$1,778	$1,637	$—	$1,637	8.61%	8.61%
Hotel EBITDA margin	29.23%		29.23%	29.00%		29.00%	0.23%	0.23%
Selected Operating Information:
RevPAR	$150.59	$—	$150.59	$139.77	$—	$139.77	7.74%	7.74%
Occupancy	78.80%	—%	78.80%	77.38%	—%	77.38%	1.84%	1.84%
ADR	$191.10	$—	$191.10	$180.63	$—	$180.63	5.80%	5.80%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$61,803	$(1,858)	$59,945	$65,066	$2,972	$68,038	(5.01)%	(11.89)%
Total hotel revenue	$92,514	$(2,942)	$89,572	$93,952	$4,948	$98,900	(1.53)%	(9.43)%
Hotel EBITDA	$28,168	$(1,076)	$27,092	$26,326	$635	$26,961	7.00%	0.49%
Hotel EBITDA margin	30.45%		30.25%	28.02%		27.26%	2.43%	2.99%
Selected Operating Information:
RevPAR	$186.65	$(148.30)	$188.15	$191.04	$(241.07)	$207.27	(2.30)%	(9.22)%
Occupancy	77.19%	(77.32)%	77.18%	80.70%	84.50%	80.56%	(4.35)%	(4.20)%
ADR	$241.81	$(191.81)	$243.78	$236.73	$(285.30)	$257.29	2.15%	(5.25)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Table excludes Seattle Courtyard Downtown which was sold on July 1, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$42,325	$—	$42,325	$41,137	$—	$41,137	2.89%	2.89%
Total hotel revenue	$59,316	$—	$59,316	$58,612	$—	$58,612	1.20%	1.20%
Hotel EBITDA	$17,672	$—	$17,672	$17,422	$—	$17,422	1.43%	1.43%
Hotel EBITDA margin	29.79%		29.79%	29.72%		29.72%	0.07%	0.07%
Selected Operating Information:
RevPAR	$210.83	$—	$210.83	$204.36	$—	$204.36	3.17%	3.17%
Occupancy	88.63%	—%	88.63%	88.59%	—%	88.59%	0.05%	0.05%
ADR	$237.87	$—	$237.87	$230.69	$—	$230.69	3.11%	3.11%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$24,683	$—	$24,683	$23,564	$—	$23,564	4.75%	4.75%
Total hotel revenue	$43,949	$—	$43,949	$42,058	$—	$42,058	4.50%	4.50%
Hotel EBITDA	$14,740	$—	$14,740	$12,922	$—	$12,922	14.07%	14.07%
Hotel EBITDA margin	33.54%		33.54%	30.72%		30.72%	2.82%	2.82%
Selected Operating Information:
RevPAR	$171.64	$—	$171.64	$163.41	$—	$163.41	5.04%	5.04%
Occupancy	83.65%	—%	83.65%	83.83%	—%	83.83%	(0.21)%	(0.21)%
ADR	$205.19	$—	$205.19	$194.93	$—	$194.93	5.26%	5.26%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$24,841	$—	$24,841	$27,026	$—	$27,026	(8.08)%	(8.08)%
Total hotel revenue	$33,302	$—	$33,302	$36,879	$—	$36,879	(9.70)%	(9.70)%
Hotel EBITDA	$5,778	$—	$5,778	$8,400	$—	$8,400	(31.21)%	(31.21)%
Hotel EBITDA margin	17.35%		17.35%	22.78%		22.78%	(5.43)%	(5.43)%
Selected Operating Information:
RevPAR	$164.00	$—	$164.00	$177.93	$—	$177.93	(7.83)%	(7.83)%
Occupancy	80.92%	—%	80.92%	82.42%	—%	82.42%	(1.82)%	(1.82)%
ADR	$202.66	$—	$202.66	$215.89	$—	$215.89	(6.13)%	(6.13)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,414	$—	$13,414	$14,047	$—	$14,047	(4.51)%	(4.51)%
Total hotel revenue	$17,701	$—	$17,701	$18,934	$—	$18,934	(6.51)%	(6.51)%
Hotel EBITDA	$4,441	$—	$4,441	$5,029	$—	$5,029	(11.69)%	(11.69)%
Hotel EBITDA margin	25.09%		25.09%	26.56%		26.56%	(1.47)%	(1.47)%
Selected Operating Information:
RevPAR	$592.77	$—	$592.77	$619.02	$—	$619.02	(4.24)%	(4.24)%
Occupancy	76.96%	—%	76.96%	84.37%	—%	84.37%	(8.78)%	(8.78)%
ADR	$770.19	$—	$770.19	$733.66	$—	$733.66	4.98%	4.98%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$17,202	$—	$17,202	$18,766	$—	$18,766	(8.33)%	(8.33)%
Total hotel revenue	$23,232	$—	$23,232	$23,435	$—	$23,435	(0.87)%	(0.87)%
Hotel EBITDA	$10,982	$—	$10,982	$10,229	$—	$10,229	7.36%	7.36%
Hotel EBITDA margin	47.27%		47.27%	43.65%		43.65%	3.62%	3.62%
Selected Operating Information:
RevPAR	$331.87	$—	$331.87	$361.08	$—	$361.08	(8.09)%	(8.09)%
Occupancy	77.07%	—%	77.07%	87.90%	—%	87.90%	(12.32)%	(12.32)%
ADR	$430.59	$—	$430.59	$410.79	$—	$410.79	4.82%	4.82%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$8,140	$3,473	$11,613	$—	$13,698	$13,698	—%	(15.22)%
Total hotel revenue	$9,599	$4,276	$13,875	$—	$16,410	$16,410	—%	(15.45)%
Hotel EBITDA	$3,924	$1,233	$5,157	$—	$6,960	$6,960	—%	(25.91)%
Hotel EBITDA margin	40.88%		37.17%	—%		42.41%	40.88%	(5.24)%
Selected Operating Information:
RevPAR	$433.00	$333.88	$397.69	$—	$467.82	$467.82	—%	(14.99)%
Occupancy	71.78%	75.52%	73.11%	—%	86.42%	86.42%	—%	(15.40)%
ADR	$603.21	$442.11	$543.95	$—	$541.31	$541.31	—%	0.49%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$8,753	$10,034	$18,787	$—	$18,777	$18,777	—%	0.05%
Total hotel revenue	$21,969	$18,810	$40,779	$—	$40,149	$40,149	—%	1.57%
Hotel EBITDA	$2,419	$6,968	$9,387	$—	$9,700	$9,700	—%	(3.23)%
Hotel EBITDA margin	11.01%		23.02%	—%		24.16%	11.01%	(1.14)%
Selected Operating Information:
RevPAR	$167.51	$586.82	$270.90	$—	$270.02	$270.02	—%	0.33%
Occupancy	53.94%	83.74%	61.29%	—%	62.03%	62.03%	—%	(1.19)%
ADR	$310.52	$700.74	$441.98	$—	$435.33	$435.33	—%	1.53%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$26,337	$—	$26,337	$27,260	$—	$27,260	(3.39)%	(3.39)%
Total hotel revenue	$31,862	$—	$31,862	$32,643	$—	$32,643	(2.39)%	(2.39)%
Hotel EBITDA	$12,221	$—	$12,221	$12,557	$—	$12,557	(2.68)%	(2.68)%
Hotel EBITDA margin	38.36%		38.36%	38.47%		38.47%	(0.11)%	(0.11)%
Selected Operating Information:
RevPAR	$144.60	$—	$144.60	$149.26	$—	$149.26	(3.12)%	(3.12)%
Occupancy	81.83%	—%	81.83%	81.80%	—%	81.80%	0.04%	0.04%
ADR	$176.71	$—	$176.71	$182.46	$—	$182.46	(3.15)%	(3.15)%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$16,763	$(16,763)	$—	$19,899	$(19,899)	$—	(15.76)%	—%
Total hotel revenue	$27,250	$(27,250)	$—	$32,001	$(32,001)	$—	(14.85)%	—%
Hotel EBITDA	$9,570	$(9,570)	$—	$11,021	$(11,021)	$—	(13.17)%	—%
Hotel EBITDA margin	35.12%		—%	34.44%		—%	0.68%	—%
Selected Operating Information:
RevPAR	$136.49	$(136.49)	$—	$134.58	$(134.58)	$—	1.42%	—%
Occupancy	72.76%	(72.76)%	—%	70.57%	(70.57)%	—%	3.10%	—%
ADR	$187.59	$(187.59)	$—	$190.70	$(190.70)	$—	(1.63)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$32,109	$—	$32,109	$36,249	$—	$36,249	(11.42)%	(11.42)%
Total hotel revenue	$36,929	$—	$36,929	$41,365	$—	$41,365	(10.72)%	(10.72)%
Hotel EBITDA	$12,737	$—	$12,737	$12,790	$—	$12,790	(0.41)%	(0.41)%
Hotel EBITDA margin	34.49%		34.49%	30.92%		30.92%	3.57%	3.57%
Selected Operating Information:
RevPAR	$216.12	$—	$216.12	$244.54	$—	$244.54	(11.62)%	(11.62)%
Occupancy	79.93%	—%	79.93%	89.55%	—%	89.55%	(10.74)%	(10.74)%
ADR	$270.38	$—	$270.38	$273.07	$—	$273.07	(0.99)%	(0.99)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$31,409	$—	$31,409	$28,748	$—	$28,748	9.26%	9.26%
Total hotel revenue	$40,714	$—	$40,714	$37,648	$—	$37,648	8.14%	8.14%
Hotel EBITDA	$16,209	$—	$16,209	$15,115	$—	$15,115	7.24%	7.24%
Hotel EBITDA margin	39.81%		39.81%	40.15%		40.15%	(0.34)%	(0.34)%
Selected Operating Information:
RevPAR	$239.50	$—	$239.50	$219.40	$—	$219.40	9.16%	9.16%
Occupancy	87.99%	—%	87.99%	83.07%	—%	83.07%	5.92%	5.92%
ADR	$272.19	$—	$272.19	$264.10	$—	$264.10	3.06%	3.06%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$23,171	$—	$23,171	$27,795	$—	$27,795	(16.64)%	(16.64)%
Total hotel revenue	$43,957	$—	$43,957	$50,278	$—	$50,278	(12.57)%	(12.57)%
Hotel EBITDA	$10,595	$—	$10,595	$8,813	$—	$8,813	20.22%	20.22%
Hotel EBITDA margin	24.10%		24.10%	17.53%		17.53%	6.57%	6.57%
Selected Operating Information:
RevPAR	$442.26	$—	$442.26	$421.90	$—	$421.90	4.83%	4.83%
Occupancy	79.94%	—%	79.94%	78.46%	—%	78.46%	1.89%	1.89%
ADR	$553.27	$—	$553.27	$537.75	$—	$537.75	2.89%	2.89%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$16,859	$—	$16,859	$16,384	$—	$16,384	2.90%	2.90%
Total hotel revenue	$24,125	$—	$24,125	$23,881	$—	$23,881	1.02%	1.02%
Hotel EBITDA	$7,002	$—	$7,002	$6,777	$—	$6,777	3.32%	3.32%
Hotel EBITDA margin	29.02%		29.02%	28.38%		28.38%	0.64%	0.64%
Selected Operating Information:
RevPAR	$157.65	$—	$157.65	$152.79	$—	$152.79	3.18%	3.18%
Occupancy	81.96%	—%	81.96%	81.22%	—%	81.22%	0.91%	0.91%
ADR	$192.34	$—	$192.34	$188.12	$—	$188.12	2.24%	2.24%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$286,006	$(3,256)	$282,750	$287,844	$5,607	$293,451	(0.64)%	(3.65)%
Total hotel revenue	$413,905	$(4,164)	$409,741	$405,729	$16,563	$422,292	2.02%	(2.97)%
Hotel EBITDA	$128,300	$(1,379)	$126,921	$124,239	$2,475	$126,714	3.27%	0.16%
Hotel EBITDA margin	31.00%		30.98%	30.62%		30.01%	0.38%	0.97%
Selected Operating Information:
RevPAR	$206.42	$(34.16)	$219.15	$205.54	$(59.31)	$224.71	0.43%	(2.47)%
Occupancy	80.97%	(70.49)%	81.75%	82.94%	78.28%	83.27%	(2.38)%	(1.83)%
ADR	$254.92	$(48.46)	$268.07	$247.83	$(75.76)	$269.85	2.86%	(0.66)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Table excludes Seattle Courtyard Downtown which was sold on July 1, 2016.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$92,514	$(2,942)	$89,572	$108,080	$(6,871)	$101,209	$116,055	$(7,307)	$108,748	$97,256	$12,956	$110,212
Hotel EBITDA	$28,168	$(1,076)	$27,092	$33,030	$(2,402)	$30,628	$38,371	$(2,474)	$35,897	$28,731	$4,573	$33,304
Hotel EBITDA Margin	30.45%		30.25%	30.56%		30.26%	33.06%		33.01%	29.54%		30.22%

EBITDA % of Total TTM	22.0%		21.4%	25.7%		24.1%	29.9%		28.3%	22.4%		26.2%

JV Interests in EBITDA	$1,620	$—	$1,620	$1,618	$—	$1,618	$2,642	$—	$2,642	$2,223	$—	$2,223

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total Hotel Revenue	$413,905	$(4,164)	$409,741
Hotel EBITDA	$128,300	$(1,379)	$126,921
Hotel EBITDA Margin	31.00%		30.98%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$8,103	$—	$8,103
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2017
(in thousands, except share price)
(unaudited)

December 31, 2017
End of quarter common shares outstanding	32,120
Partnership units outstanding (common stock equivalents)	4,790
Combined common shares and partnership units outstanding	36,910
Common stock price at quarter end	$9.73
Market capitalization at quarter end	$359,134
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$826,236
Joint venture partner's share of consolidated debt	$(47,503)
Net working capital (see below)	$(161,359)
Total enterprise value (TEV)	$1,100,654

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$93.00
Market value of Ashford Inc. investment	$18,124

Cash and cash equivalents	$131,827
Restricted cash	$46,142
Accounts receivable, net	$13,545
Insurance receivable	$8,825
Prepaid expenses	$3,525
Due from third-party hotel managers, net	$3,015
Market value of Ashford Inc. investment	$18,124
Total current assets	$225,003

Accounts payable, net & accrued expenses	$54,143
Dividends payable	$8,146
Due to affiliates, net	$1,355
Total current liabilities	$63,644

Net working capital*	$161,359
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017				2018
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Capital Hilton Washington D.C.	550				x	x		x	x
Chicago Sofitel Magnificent Mile	415	x			x	x	x
Key West Pier House Resort	142			x	x
Philadelphia Courtyard Downtown	499	x							x
San Francisco Courtyard Downtown	405	x	x	x	x	x	x	x	x
St. Thomas Ritz-Carlton	180			x	x	x	x	x	x
Total		3	1	3	5	4	3	3	4

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017-2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2017	2017	December 31, 2017
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$35,206	$10,705	$21,607	$14,951	$82,469
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,035)	(872)	(1,825)	(1,444)	(5,176)
Net income (loss) attributable to the Company	34,171	9,833	19,782	13,507	77,293
Non-property adjustments	(23,720)	1,008	—	—	(22,712)
Interest income	(13)	(18)	(10)	(10)	(51)
Interest expense	2,986	2,744	2,204	1,280	9,214
Amortization of loan costs	310	307	271	130	1,018
Depreciation and amortization	12,705	14,134	13,468	11,851	52,158
Income tax expense (benefit)	(607)	(404)	366	133	(512)
Non-hotel EBITDA ownership expense	1,301	4,554	465	396	6,716
Income (loss) from consolidated entities attributable to noncontrolling interest	1,035	872	1,825	1,444	5,176
Hotel EBITDA including amounts attributable to noncontrolling interest	28,168	33,030	38,371	28,731	128,300
Non-comparable adjustments	(1,076)	(2,402)	(2,474)	4,573	(1,379)
Comparable hotel EBITDA	$27,092	$30,628	$35,897	$33,304	$126,921

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$2,003	$1,921	$(502)	$(745)	$2,416	$(744)	$(484)	$1,927	$24,587	$512	$—	$2,240	$1,226	$849	$35,206	$(6,762)	$28,444
(Income) loss from consolidated entities attributable to noncontrolling interest	(534)	(501)	—	—	—	—	—	—	—	—	—	—	—	—	(1,035)	507	(528)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,996)	(2,996)
Net income (loss) attributable to the Company	1,469	1,420	(502)	(745)	2,416	(744)	(484)	1,927	24,587	512	—	2,240	1,226	849	34,171	(9,251)	24,920
Non-property adjustments	—	—	—	—	505	—	—	—	(23,797)	—	—	—	(428)	—	(23,720)	23,720	—
Interest income	(2)	(6)	—	—	—	—	—	—	—	—	—	(3)	(1)	(1)	(13)	(202)	(215)
Interest expense	—	—	733	388	—	499	697	—	—	—	—	—	669	—	2,986	6,059	9,045
Amortization of loan cost	—	—	—	35	—	34	131	—	—	—	—	—	110	—	310	839	1,149
Depreciation and amortization	1,696	1,468	1,290	647	712	655	824	1,540	135	1,486	—	1,047	265	940	12,705	(16)	12,689
Income tax expense (benefit)	—	(593)	—	—	—	—	—	11	—	—	—	—	(25)	—	(607)	(249)	(856)
Non-hotel EBITDA ownership expense	83	(90)	54	169	(176)	47	13	40	151	438	—	46	536	(10)	1,301	(1,301)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	534	501	—	—	—	—	—	—	—	—	—	—	—	—	1,035	(1,035)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,780	2,700	1,575	494	3,457	491	1,181	3,518	1,076	2,436	—	3,330	2,352	1,778	28,168	18,564	46,732
Less: EBITDA adjustments attributable to noncontrolling interest	(411)	(174)	—	—	—	—	—	—	—	—	—	—	—	—	(585)	(505)	(1,090)
(Income) loss from consolidated entities attributable to noncontrolling interest	(534)	(501)	—	—	—	—	—	—	—	—	—	—	—	—	(1,035)	1,035	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,996	2,996
Hotel EBITDA attributable to the Company and OP unitholders	$2,835	$2,025	$1,575	$494	$3,457	$491	$1,181	$3,518	$1,076	$2,436	$—	$3,330	$2,352	$1,778	$26,548	$22,090	$48,638
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,076)	—	—	—	—	—	(1,076)
Comparable hotel EBITDA	$3,780	$2,700	$1,575	$494	$3,457	$491	$1,181	$3,518	$—	$2,436	$—	$3,330	$2,352	$1,778	$27,092
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,700	$—	$494	$—	$491	$1,181	$3,518	$1,076	$—	$—	$3,330	$—	$1,778	$14,568
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,076)	—	—	—	—	—	(1,076)
Comparable hotel EBITDA	$—	$2,700	$—	$494	$—	$491	$1,181	$3,518	$—	$—	$—	$3,330	$—	$1,778	$13,492
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$2,448	$1,204	$586	$663	$1,781	$—	$—	$818	$1,533	$1,160	$—	$2,078	$(353)	$697	$12,615	$(11,770)	$845
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	435	(536)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	95	95
Net income (loss) attributable to the Company	1,803	878	586	663	1,781	—	—	818	1,533	1,160	—	2,078	(353)	697	11,644	(11,240)	404
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	1	(1)	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(3)	(1)	—	(10)	(25)	(35)
Interest expense	—	—	586	—	—	—	—	496	—	—	—	—	590	—	1,672	7,380	9,052
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	127	—	135	628	763
Depreciation and amortization	1,582	1,512	951	610	687	—	—	1,470	1,174	825	—	964	831	949	11,555	—	11,555
Income tax expense (benefit)	29	(32)	—	—	—	—	—	(2)	—	—	—	—	(16)	—	(21)	573	552
Non-hotel EBITDA ownership expense	37	106	64	158	1	—	—	5	(8)	6	—	9	10	(9)	379	(379)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	645	326	—	—	—	—	—	—	—	—	—	—	—	—	971	(971)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,096	2,790	2,187	1,431	2,469	—	—	2,794	2,698	1,987	—	3,048	1,189	1,637	26,326	(4,035)	22,291
Less: EBITDA adjustments attributable to noncontrolling interest	(379)	(372)	—	—	—	—	—	—	—	—	—	—	—	—	(751)	(388)	(1,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	971	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(95)	(95)
Hotel EBITDA attributable to the Company and OP unitholders	$3,072	$2,092	$2,187	$1,431	$2,469	$—	$—	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$24,604	$(3,547)	$21,057
Non-comparable adjustments	—	—	—	—	—	1,567	1,766	—	(2,698)	—	—	—	—	—	635
Comparable hotel EBITDA	$4,096	$2,790	$2,187	$1,431	$2,469	$1,567	$1,766	$2,794	$—	$1,987	$—	$3,048	$1,189	$1,637	$26,961
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,790	$—	$1,431	$—	$—	$—	$2,794	$2,698	$—	$—	$3,048	$—	$1,637	$14,398
Non-comparable adjustments	—	—	—	—	—	1,567	1,766	—	(2,698)	—	—	—	—	—	635
Comparable hotel EBITDA	$—	$2,790	$—	$1,431	$—	$1,567	$1,766	$2,794	$—	$—	$—	$3,048	$—	$1,637	$15,033
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$10,489	$9,333	$(1,613)	$640	$6,235	$803	$(2,546)	$5,884	$29,398	$7,275	$10	$11,999	$1,329	$3,233	$82,469	$(54,145)	$28,324
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,754)	(2,422)	—	—	—	—	—	—	—	—	—	—	—	—	(5,176)	1,912	(3,264)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,038)	(2,038)
Net income (loss) attributable to the Company	7,735	6,911	(1,613)	640	6,235	803	(2,546)	5,884	29,398	7,275	10	11,999	1,329	3,233	77,293	(54,271)	23,022
Non-property adjustments	—	—	—	—	823	—	—	—	(23,797)	—	—	—	252	10	(22,712)	22,712	—
Interest income	(17)	(12)	—	—	—	—	—	(1)	—	(4)	—	(12)	(4)	(1)	(51)	(639)	(690)
Interest expense	—	—	2,738	573	—	1,249	2,032	54	—	—	—	—	2,568	—	9,214	24,820	34,034
Amortization of loan cost	—	—	—	46	—	78	388	—	—	—	—	—	506	—	1,018	3,885	4,903
Depreciation and amortization	6,510	5,976	4,578	2,533	2,850	1,674	2,456	6,082	3,796	4,918	—	4,081	2,949	3,755	52,158	104	52,262
Income tax expense (benefit)	—	(532)	(1)	—	—	—	—	22	(1)	—	—	—	—	—	(512)	(10)	(522)
Non-hotel EBITDA ownership expense	690	(25)	76	649	1,074	120	89	180	174	548	—	141	2,995	5	6,716	(6,716)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	2,754	2,422	—	—	—	—	—	—	—	—	—	—	—	—	5,176	(5,176)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	17,672	14,740	5,778	4,441	10,982	3,924	2,419	12,221	9,570	12,737	10	16,209	10,595	7,002	128,300	(15,291)	113,009
Less: EBITDA adjustments attributable to noncontrolling interest	(1,664)	(1,263)	—	—	—	—	—	—	—	—	—	—	—	—	(2,927)	(1,742)	(4,669)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,754)	(2,422)	—	—	—	—	—	—	—	—	—	—	—	—	(5,176)	5,176	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,038	2,038
Hotel EBITDA attributable to the Company and OP unitholders	$13,254	$11,055	$5,778	$4,441	$10,982	$3,924	$2,419	$12,221	$9,570	$12,737	$10	$16,209	$10,595	$7,002	$120,197	$(9,819)	$110,378
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	(9,570)	—	(10)	—	—	—	(1,379)
Comparable hotel EBITDA	$17,672	$14,740	$5,778	$4,441	$10,982	$5,157	$9,387	$12,221	$—	$12,737	$—	$16,209	$10,595	$7,002	$126,921
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$14,740	$—	$4,441	$—	$3,924	$2,419	$12,221	$9,570	$—	$10	$16,209	$—	$7,002	$70,536
Non-comparable adjustments	—	—	—	—	—	1,233	6,968	—	(9,570)	—	(10)	—	—	—	(1,379)
Comparable hotel EBITDA	$—	$14,740	$—	$4,441	$—	$5,157	$9,387	$12,221	$—	$—	$—	$16,209	$—	$7,002	$69,157

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$5,778	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,778
Credit Agricole Pier House - 1 hotel	—	—	—	—	10,982	—	—	—	—	—	—	—	—	—	10,982
BAML Bardessono - 1 hotel	—	—	—	4,441	—	—	—	—	—	—	—	—	—	—	4,441
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	5,157	—	—	—	—	—	—	—	—	5,157
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	10,595	—	10,595
Aareal - 2 hotels	17,672	14,740	—	—	—	—	—	—	—	—	—	—	—	—	32,412
Morgan Stanley Pool -4 hotels	—	—	—	—	—	—	—	12,221	—	12,737	—	16,209	—	7,002	48,169
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	9,387	—	—	—	—	—	—	—	9,387
Total	$17,672	$14,740	$5,778	$4,441	$10,982	$5,157	$9,387	$12,221	$—	$12,737	$—	$16,209	$10,595	$7,002	$126,921
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$11,234	$6,883	$1,766	$1,942	$7,511	$—	$—	$4,434	$6,649	$10,091	$28,725	$11,288	$2,661	$3,019	$96,203	$(71,883)	$24,320
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,940)	(1,816)	—	—	—	—	—	—	—	—	—	—	—	—	(4,756)	1,651	(3,105)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,899)	(1,899)
Net income (loss) attributable to the Company	8,294	5,067	1,766	1,942	7,511	—	—	4,434	6,649	10,091	28,725	11,288	2,661	3,019	91,447	(72,131)	19,316
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(26,359)	—	43	—	(26,316)	26,316	—
Interest income	(1)	(1)	—	—	—	—	—	(3)	(2)	(15)	—	(10)	(3)	—	(35)	(132)	(167)
Interest expense	—	—	2,261	—	—	—	—	1,977	—	—	—	—	2,319	—	6,557	31,155	37,712
Amortization of loan cost	—	—	119	—	—	—	—	31	—	—	—	—	504	—	654	2,515	3,169
Depreciation and amortization	6,269	6,008	4,152	2,398	2,703	—	—	5,853	4,324	2,676	834	3,803	3,147	3,730	45,897	—	45,897
Income tax expense (benefit)	29	(121)	—	—	—	—	—	18	—	—	—	—	(16)	—	(90)	1,664	1,574
Non-hotel EBITDA ownership expense	(109)	153	102	689	15	—	—	247	50	38	(36)	34	158	28	1,369	(1,369)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	2,940	1,816	—	—	—	—	—	—	—	—	—	—	—	—	4,756	(4,756)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	17,422	12,922	8,400	5,029	10,229	—	—	12,557	11,021	12,790	3,164	15,115	8,813	6,777	124,239	(16,738)	107,501
Less: EBITDA adjustments attributable to noncontrolling interest	(1,415)	(1,415)	—	—	—	—	—	—	—	—	—	—	—	—	(2,830)	(1,662)	(4,492)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,940)	(1,816)	—	—	—	—	—	—	—	—	—	—	—	—	(4,756)	4,756	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,899	1,899
Hotel EBITDA attributable to the Company and OP unitholders	$13,067	$9,691	$8,400	$5,029	$10,229	$—	$—	$12,557	$11,021	$12,790	$3,164	$15,115	$8,813	$6,777	$116,653	$(11,745)	$104,908
Non-comparable adjustments	—	—	—	—	—	6,960	9,700	—	(11,021)	—	(3,164)	—	—	—	2,475
Comparable hotel EBITDA	$17,422	$12,922	$8,400	$5,029	$10,229	$6,960	$9,700	$12,557	$—	$12,790	$—	$15,115	$8,813	$6,777	$126,714
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$12,922	$—	$5,029	$—	$—	$—	$12,557	$11,021	$—	$3,164	$15,115	$—	$6,777	$66,585
Non-comparable adjustments	—	—	—	—	—	6,960	9,700	—	(11,021)	—	(3,164)	—	—	—	2,475
Comparable hotel EBITDA	$—	$12,922	$—	$5,029	$—	$6,960	$9,700	$12,557	$—	$—	$—	$15,115	$—	$6,777	$69,060
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, Key West Pier House Resort, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton